UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

K-Fed Bancorp

(Exact name of registrant as specified in its charter)

	Federal	000-50592	20-0411486
(State or other jurisdiction)	(Commission File No.)	(I.R.S. Employer
of incorporation)			Identification No.)

Address of principal executive offices: 1359 N. Grand Avenue, Covina, CA 91722

Registrant’s telephone number, including area code: (626) 339-9663

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)          On September 5, 2006, Dustin Luton, age 36, was named Chief Financial Officer of K-Fed Bancorp (the “Company”), its mutual holding company parent, K-Fed Mutual Holding Company and the Company’s wholly owned subsidiary, Kaiser Federal Bank, effective November 15, 2006.

Mr. Luton was the Partner in Charge of the Southern California office of the National Credit Union Division of the accounting firm, McGladrey & Pullen, LLP, which served as the former registered public accounting firm of the Company until 2004. He has been employed by McGladrey & Pullen since 2000 and was responsible for supervising the professional staff and professional services provided to clients in the Southern California region. In addition, he was the National Assurance Leader of the National Credit Union Division.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

DATE: September 11, 2006	By: /s/ Kay M. Hoveland
Kay M. Hoveland
President and Chief Executive Officer